SUBSEQUENT EVENTS	12 Months Ended
May 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
24.	SUBSEQUENT EVENTS

In January 2016, the Group invested US$12,310 in the convertible bonds issued by Shangjiachongye (Refer to Note 12). Subsequently in July 2016, the Group converted all the convertible bonds into redeemable preferred shares of Shangjiachongye for a 4.9% equity interest. In the meantime, the Group additionally invested US$12,205 into redeemable preferred shares for another 4.9% equity interest. As a result, the Group in total held redeemable preferred shares representing 9.8% equity interest and has fully paid the consideration. The Group is in the process of assessing the accounting treatment.